Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2009 of Aqua America, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas DeBenedictis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Nicholas DeBenedictis
Nicholas DeBenedictis
Chairman, President and Chief Executive Officer
November 5, 2009